Milliman Variable Insurance Trust

(the “Trust”)

Supplement dated December 27, 2022 to the Prospectus and

Statement of Additional Information (“SAI”), each dated December 27, 2022 for the following series of the Trust

(each, a “Fund,” and together, the “Funds”):

Milliman – Capital Group Hedged U.S. Growth Fund

Milliman – Capital Group Hedged U.S. Income and Growth Fund

As of the date of the Prospectus and SAI, the Funds have not commenced investment operations and shares of the Funds are not available for purchase. Please contact your insurance company or other financial intermediary for additional information on when Fund shares will be available for purchase. This supplement will be effective for a Fund until commencement of that Fund’s investment operations.

Investors should retain this supplement for future reference.